Exhibit 4.2
THIRD SUPPLEMENTAL INDENTURE
Third Supplemental Indenture (this “Supplemental Indenture”), dated as of February 13, 2020, by and among Cimpress plc, a public company with limited liability incorporated in Ireland (a member state of the European Union) (“Cimpress”), the Guarantors party hereto (the “Guarantors”) and U.S. Bank National Association (as successor to MUFG Union Bank, N.A.), as trustee (the “Trustee”).
WITNESSETH
WHEREAS, Cimpress N.V., a limited liability company (naamloze vennootschap) incorporated under the laws of The Netherlands (the “Company”) has heretofore executed and delivered to the Trustee a Senior Notes Indenture (as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture (each as defined below) and as further supplemented by this Supplemental Indenture, the “Indenture”), dated as of June 15, 2018, among the Company, the guarantors named therein and the Trustee, providing for the issuance of an unlimited aggregate principal amount of 7.0% Senior Notes due 2026;
WHEREAS, Build A Sign LLC, a Delaware limited liability company (“Build A Sign”) and a subsidiary of the Company, has heretofore executed and delivered to the Trustee a First Supplemental Indenture, dated as of October 15, 2019 (the “First Supplemental Indenture”), whereby Build A Sign agreed to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including Article 10 thereof;
WHEREAS, Cimpress and each of the Guarantors have heretofore executed and delivered to the Trustee a Second Supplemental Indenture, dated as of December 3, 2019 (the “Second Supplemental Indenture”), whereby Cimpress agreed to assume all of the obligations of the Company under the Notes and the Indenture and each of the Guarantors confirmed that its Note Guarantee shall apply to Cimpress’ obligations under the Notes and the Indenture;
WHEREAS, effective February 7, 2020, MUFG Union Bank, N.A. resigned as Trustee under the Indenture, and by an Instrument of Resignation, Appointment, and Acceptance Cimpress appointed U.S. Bank National Association as successor Trustee, effective February 7, 2020, and U.S. Bank National Association accepted said appointment;
WHEREAS, the Company initially issued $400,000,000 aggregate principal amount of 7.0% Senior Notes due 2026 (the “Existing Notes”) under the Indenture;
WHEREAS, Section 2.01 of the Indenture provides that Cimpress may issue Additional Notes under the Indenture subject to certain conditions set forth in the Indenture, including compliance with Section 4.09 of the Indenture;
WHEREAS, Cimpress desires to execute and deliver this Supplemental Indenture for the purpose of issuing $200,000,000 in aggregate principal amount of its 7.0% Senior Notes due 2026 as Additional Notes under the Indenture (the “New Notes” and, together with the Existing Notes, the “Notes”);
WHEREAS, Section 9.01(a)(10) of the Indenture provides that Cimpress, the Guarantors and the Trustee, at any time and from time to time, may, without the consent of any Holders, enter into one or more indentures supplemental to the Indenture to conform the text of the Indenture, the Notes or the Note Guarantees to any provision of the “Description of notes” section of the Offering Memorandum;
WHEREAS, Cimpress, the Guarantors and the Trustee desire to amend Section 6.05 of the Indenture to conform its text to the description thereof in the “Description of notes” section of the Offering Memorandum;
WHEREAS, Section 2.2 (e)(i) of the Appendix A to the Indenture provides among others that each

Note shall bear the ERISA Legend listed in that Section;
WHEREAS, the second paragraph of the ERISA Legend (the “DOL Legend”) was originally required in order to comply with the U.S. Department of Labor (“DOL”) Regulations set forth at Sections 29 C.F.R. 2510.3-21(a) and (c)(l) as promulgated on April 3, 2016 (81 Fed. Reg. 20,997) (the “DOL Fiduciary Rule”). The DOL Legend by its terms provides that in the event that the DOL Fiduciary Rule is ever revoked, repealed, or no longer effective, the representations in the DOL Legend shall be deemed no longer in effect. On March 15, 2018, the U.S. Court of Appeals for the Fifth Circuit in Chamber of Commerce of the United States of America v. United States Department of Labor, held that the DOL Rule Fiduciary violated ERISA and the Administrative Procedure Act and vacated the DOL Fiduciary Rule. As the Department of Labor failed to appeal the decision by the last date the decision could be appealed, the DOL Fiduciary Rule was legally vacated, effective, June 21, 2018 when the U.S. Court of Appeals for the Fifth Circuit entered its order officially vacating the DOL Fiduciary Rule. Accordingly, the DOL Legend is no longer effective June 21, 2018;
WHEREAS, Section 9.01(a)(9) of the Indenture provides that Cimpress, the Guarantors and the Trustee, at any time and from time to time, may, without the consent of any Holders, enter into one or more indentures supplemental to the Indenture to make other provisions with respect to matters or questions arising under the Indenture provided that such actions shall not adversely affect the interests of the Holders in any material effect;
WHEREAS, Cimpress, the Guarantors and the Trustee desire to amend Section 2.02(e)(i) of the Appendix A to the Indenture to delete the DOL Legend therefrom to reflect that the DOL Fiduciary Rule is no longer in effect and to conform to the description of the ERISA Legend set forth in the offering memorandum, dated February 11, 2020 for the New Notes;
WHEREAS, pursuant to Section 9.01(a)(6), Section 9.01(a)(9) and Section 9.01(a)(10) of the Indenture, Cimpress, the Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture;
WHEREAS, Cimpress has complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture; and
WHEREAS, the New Notes and Existing Notes shall vote together and shall be treated as a single class for all purposes under the Indenture (as supplemented by this Supplemental Indenture), including, without limitation, waivers, amendments, redemptions and offers to purchase.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
(1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
(2) Amount of New Notes. The aggregate principal amount of New Notes to be authenticated and delivered under the Indenture and this Supplemental Indenture on February 13, 2020 is $200,000,000.
(3) Terms of New Notes. The New Notes to be issued as Additional Notes under the Indenture and pursuant to this Supplemental Indenture shall:
a.    be issued as part of the same class as the Existing Notes previously issued under the Indenture, and the New Notes and the Existing Notes shall be a single class for all purposes under the Indenture, including, without limitation, as to waivers, amendments, redemptions and offers to purchase;

b.    rank pari passu with the Existing Notes and shall have identical terms and conditions as the Existing Notes other than issue date, issue price, the first Interest Payment Date and the first date from which interest will accrue;
c.    be issued on February 13, 2020 at an issue price of 105.25% of the principal amount, plus accrued and unpaid interest from December 15, 2019, the first day of the current interest period of the Existing Notes, accrue interest from December 15, 2019 and have a first Interest Payment Date of June 15, 2020;
d.    be issuable in whole in the form of two Global Notes to be held by the Depositary and in the form, including appropriate transfer restriction legends, provided in Exhibit A (with modifications to provide for the terms of the Additional Notes as set forth herein) and Appendix A to the Indenture; and
e.    bear the same CUSIP and ISIN number as the Existing Notes (with respect to the Rule 144A Global Note) and bear the CUSIP number of G2143T AB9 and ISIN number of USG2143TAB91 (with respect to the Regulation S Global Note).
(4) Amendment to Section 6.05 of the Indenture. Pursuant to Section 9.01(a)(10) of the Indenture, the Indenture is hereby amended to conform the text of Section 6.05 to its description in the “Description of notes” section of the Offering Memorandum, as follows:
The last sentence of section 6.05 shall be amended to add the following words at the end thereof:
“unless the Holders shall have provided to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses, fees and liabilities which might be incurred by it in connection with such direction.”
(5) Amendment to Section 2.2(e)(i) of the Appendix A to the Indenture. Pursuant to Section 9.01(a)(9) of the Indenture, the Indenture is hereby amended to delete the second paragraph of the ERISA Legend set forth in Section 2.2(e)(i) of the Appendix A to the Indenture.
(6) Reaffirmation and Ratification of Indenture, Note Guarantees and Notes; Supplemental Indenture Part of Indenture. Except as expressly set forth herein, this Supplemental Indenture shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Holders under the Indenture or Notes and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Indenture or Notes, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Supplemental Indenture shall apply to and be effective only with respect to the provisions of the Indenture or Notes specifically referred to herein. Each and every term, condition, obligation, covenant and agreement contained in the Indenture, including the Note Guarantees contained therein, and Notes is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture will henceforth be read together.
(7) No Recourse Against Others. Any incorporator, director, manager, officer, employee, member, stockholder, general or limited partner, as such, of Cimpress or any Guarantor shall not have any liability for any obligations of Cimpress or any Guarantor under the Notes, the Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting a Note, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration of the issue of the Notes and the Note Guarantee.
(8) Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(9) Waiver of Jury Trial. EACH OF CIMPRESS, THE GUARANTORS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES, THE NOTE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
(10) Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be deemed to be an original, but all of them together represent the same agreement.
(11) Headings. The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.
(12) The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the other parties hereto.

IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Indenture as of the day and year first above written.
Cimpress plc

By /s/ Sean Quinn
Name: Sean Quinn
Title: Authorized Signatory

Build A Sign LLC

By /s/ Jonathan Chevalier
Name: Jonathan Chevalier
Title: Treasurer

Cimpress USA Incorporated

By /s/ Sean Quinn
Name: Sean Quinn
Title: President

Cimpress Windsor Corporation

By /s/ Sean Quinn
Name: Sean Quinn
Title: Treasurer

Cimpress Investments B.V.

By /s/ Sean Quinn
Name: Sean Quinn
Title: Managing Director

Cimpress Italy S.r.l.

By /s/ Sean Quinn
Name: Sean Quinn
Title: Managing Director

Cimpress Jamaica Limited

By /s/ Sean Quinn
Name: Sean Quinn
Title: Managing Director

Signature page to the Third Supplemental Indenture

Cimpress Deutschland GmbH

By /s/ Sean Quinn
Name: Sean Quinn
Title: Managing Director

Cimpress Ireland Limited

By /s/ Sean Quinn
Name: Sean Quinn
Title: Authorized Signatory

Cimpress Japan Co., Ltd.

By /s/ Keiko Son
Name: Keiko Son
Title: Director

Cimpress Schweiz GmbH

By /s/ Sean Quinn
Name: Sean Quinn
Title: Managing Director

Cimpress UK Limited

By /s/ Jonathan Chevalier
Name: Jonathan Chevalier
Title: Managing Director

Cimpress USA Manufacturing Incorporated

By /s/ Brad Hedderson
Name: Brad Hedderson
Title: President

National Pen Co. LLC

By /s/ Peter Kelly
Name: Peter Kelly
Title: President & CEO

Signature page to the Third Supplemental Indenture

National Pen Promotional Holdings Limited

By /s/ Sean Quinn
Name: Sean Quinn
Title: Managing Director

National Pen Promotional Products Limited

By /s/ Sean Quinn
Name: Sean Quinn
Title: Managing Director

National Pen Tennessee LLC

By /s/ Peter Kelly
Name: Peter Kelly
Title: President & CEO

NP Corporate Services LLC

By /s/ Peter Kelly
Name: Peter Kelly
Title: President & CEO

Pixartprinting S.p.A.

By /s/ Douglas Glucroft
Name: Douglas Glucroft
Title: Executive Director

Tradeprint Distribution Limited

By /s/ Rod Scrimgeour
Name: Rod Scrimgeour
Title: CIPO

Vistaprint B.V.

By /s/ Sean Quinn
Name: Sean Quinn
Title: Managing Director

Signature page to the Third Supplemental Indenture

Vistaprint Corporate Solutions Incorporated

By /s/ Jonathan Chevalier
Name: Jonathan Chevalier
Title: President

Vistaprint Limited

By /s/ Sean Quinn
Name: Sean Quinn
Title: President

Vistaprint Netherlands B.V.

By /s/ Sean Quinn
Name: Sean Quinn
Title: Managing Director

WIRmachenDRUCK GmbH

By /s/ Johannes Voetter
Name: Johannes Voetter
Title: CEO

Webs, Inc.

By /s/ Sean Quinn
Name: Sean Quinn
Title: President

Signature page to the Third Supplemental Indenture

Executed as a deed:

Signed, sealed and delivered for and on behalf of Cimpress Australia Pty Limited ACN 137 563 369 by its attorney, Sean Edward Quinn, under power of attorney dated February 11, 2020, in the presence of:
/s/ Sean Quinn
/s/ Ann C. Brachman	Signature of attorney who declares that the attorney has not received any notice of the revocation of the power of attorney.
Ann C. Brachman

Signature page to the Third Supplemental Indenture

U.S. Bank National Association, as Trustee

By:	/s/ Michelle Mena-Rosado
Name: Michelle Mena-Rosado
Title: Vice President

Signature page to the Third Supplemental Indenture